UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2015

CAVIUM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33435	77-0558625
(Commission File No.)	(IRS Employer Identification No.)

2315 N. First Street

San Jose, California 95131

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 943-7100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 3, 2015, Cavium, Inc. (“the Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the completion of the first closing pursuant to the Agreement and Plan of Merger and Reorganization between the Company, Cavium Semiconductor Corporation, Cavium Networks LLC, Xpliant, Inc. (“Xpliant”), the parties identified as “Designated Stockholders” in Exhibit A to the Merger Agreement solely for Sections 1.5, 3, and 10 of the Merger Agreement and Guy Hutchison as security holders’ agent solely for Section 10 of the Merger Agreement, as amended on October 8, 2014 and March 31, 2015 (“the Merger Agreement”). On April 29, 2015, the Company filed a Current Report on Form 8-K reporting the completion of the second and final closing of the merger pursuant to the Merger Agreement (the “Second 8-K”). This amendment to the Initial 8-K and Second 8-K amends Item 9.01 of the Initial 8-K and Second 8-K and provides the historical financial information required pursuant to Item 9.01 (a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Xpliant as of and for the years ended December 31, 2014 and 2013 and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited financial statements of Xpliant as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 and accompanying notes are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.3 hereto and are incorporated herein by reference:

(i) Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2015.

(ii) Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2014 and for the three months ended March 31, 2015.

(iii) Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization between the Registrant, Cavium Semiconductor Corporation, Cavium Networks LLC, and Xpliant, Inc., dated July 30, 2014 (1)

2.2	Amendment No. 1 to the Agreement and Plan of Merger and Reorganization between the Registrant, Cavium Semiconductor Corporation, Cavium Networks LLC, and Xpliant, Inc. dated October 8, 2014 (2)

2.3	Amendment No. 2 to the Agreement and Plan of Merger and Reorganization between the Registrant, Cavium Semiconductor Corporation, Cavium Networks LLC, and Xpliant, Inc. dated March 31, 2015 (3)

23.1	Consent of Independent Accountants (4)

99.1	The audited financial statements of Xpliant, Inc. as of and for the years ended December 31, 2014 and 2013 and accompanying notes thereto (4)

99.2	The unaudited financial statements of Xpliant as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 and accompanying notes thereto (4)

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2015 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 and notes thereto (4)

(1)	Previously filed as Exhibit 2.1 of the Company’s Current Report on Form 10-Q, filed on August 1, 2014, and incorporated herein by reference.
(2)	Previously filed as Exhibit 2.2 of the Company’s Current Report on Form 10-Q, filed on October 31, 2014, and incorporated herein by reference.
(3)	Previously filed as Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on April 3, 2015, and incorporated herein by reference.
(4)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM, INC.

Dated: May 4, 2015	By:	/s/ ARTHUR D. CHADWICK
Arthur D. Chadwick
Vice President of Finance and Administration
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization between the Registrant, Cavium Semiconductor Corporation, Cavium Networks LLC, and Xpliant, Inc., dated July 30, 2014 (1)

2.2	Amendment No. 1 to the Agreement and Plan of Merger and Reorganization between the Registrant, Cavium Semiconductor Corporation, Cavium Networks LLC, and Xpliant, Inc. dated October 8, 2014 (2)

2.3	Amendment No. 2 to the Agreement and Plan of Merger and Reorganization between the Registrant, Cavium Semiconductor Corporation, Cavium Networks LLC, and Xpliant, Inc. dated March 31, 2015 (3)

23.1	Consent of Independent Accountants (4)

99.1	The audited financial statements of Xpliant, Inc. as of and for the years ended December 31, 2014 and 2013 and accompanying notes thereto (4)

99.2	The unaudited financial statements of Xpliant as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 and accompanying notes thereto (4)

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2015 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 and notes thereto (4)

(1)	Previously filed as Exhibit 2.1 of the Company’s Current Report on Form 10-Q, filed on August 1, 2014, and incorporated herein by reference.
(2)	Previously filed as Exhibit 2.2 of the Company’s Current Report on Form 10-Q, filed on October 31, 2014, and incorporated herein by reference.
(3)	Previously filed as Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on April 3, 2015, and incorporated herein by reference.
(4)	Filed herewith.